SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

Date of Event:  June 28, 1995
Date of Report (Date of earliest event reported):  July 5, 1995



                         Joslyn Corporation
         (Exact name of registrant as specified in charter)



    Illinois                  0-1252                36-3560095
(State or other          (Commission File        (IRS Employer
jurisdiction of              Number)             Identification
incorporation)                                        No.)



30 South Wacker Drive, Chicago, Illinois                60606
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (312) 454-2900



                         Not applicable
  (Former name or former address, if changed since last report)


                      EXHIBIT INDEX ON PAGE 4




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Item 2.  Acquisition or Disposition of Assets


(a)  Acquisition of Cyberex.


          On June 28, 1995, the Registrant issued a press release that it has acquired all of the issued and outstanding common shares of Cyberex, Inc. The total cash purchase price of $22 million was in accordance with an agreement announced previously. On June 19, 1995, Joslyn and Cyberex received early termination from the U.S. Federal Trade Commission of the Hart-Scott-Rodino waiting period.





Item 7.   Financial Statements and Exhibits.

          20        Press Release of the Registrant issued June 28,
                    1995.

          The Registrant is taking the automatic 60-day extension for the filing of financial statements.











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                              SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                      JOSLYN CORPORATION




                                      /s/ Lawrence G. Wolski
                                      _______________________
                                      Lawrence G. Wolski
                                      Acting Chief Executive Officer





Dated:  July 5, 1995
























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                            EXHIBIT INDEX





Exhibit
Number         Description of Exhibit


20             Press Release of the Registrant issued June 28, 1995.











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